STOCK APPRECIATION RIGHT AGREEMENT
(2007 Long-Term Incentive Plan)

This STOCK AWARD AGREEMENT (this “AGREEMENT”) is made to be effective as of                     , 20____ (the “GRANT DATE”), by and between Abercrombie & Fitch Co., a Delaware corporation (the “COMPANY”), and                      (the “PARTICIPANT”).
WITNESSETH:
WHEREAS, pursuant to the provisions of the 2007 Long-Term Incentive Plan of the COMPANY (the “PLAN”), the Compensation Committee (the “COMMITTEE”) of the Board of Directors of the COMPANY (the “BOARD”) administers the PLAN; and
WHEREAS, the COMMITTEE has determined that an award of stock appreciation rights (“SARs”) with respect to                      (                    ) shares of Class A Common Stock, $0.01 par value (the “SHARES”), of the COMPANY should be granted to the PARTICIPANT upon the terms and conditions set forth in this AGREEMENT;
NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:
1. Grant of AWARD. Pursuant to, and subject to, the terms and conditions set forth in this AGREEMENT and in the PLAN, the COMPANY hereby grants to the PARTICIPANT an award of                      (                    ) SARs (the “AWARD”). Each SAR represents the right to receive, upon exercise of the SAR, pursuant to this AGREEMENT, from the COMPANY, a payment, paid in SHARES of the COMPANY, having a value equal to the excess of the FAIR MARKET VALUE (as defined in the PLAN), on the date of exercise, of one SHARE of the COMPANY (subject to adjustment as provided in Section 11(c) of the PLAN) over the BASE PRICE (as defined below).
2. Terms and Conditions of the AWARD.
(A) BASE PRICE. The “BASE PRICE” shall be $             per share (subject to adjustment as provided in Section 11(c) of the PLAN).
(B) Exercise of the AWARD. Except as provided under Sections 3 and 5 of this AGREEMENT, no portion of the AWARD may be exercised until the first anniversary of the date which is approved by the Compensation Committee of the Board of Directors then recorded and communicated through the System of Record (hereinafter referred to as the “VESTING DATE”), provided that the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date. Thereafter, except as otherwise provided in this AGREEMENT, the AWARD may be exercised as follows:
(i) at any time after the first anniversary of the VESTING DATE, as to             % of the SARs subject to the AWARD, provided that the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date;
(ii) at any time after the second anniversary of the VESTING DATE, as to an additional             % of the SARs subject to the AWARD, provided that the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date;
(iii) at any time after the third anniversary of the VESTING DATE, as to an additional             % of the SARs subject to the AWARD, provided that the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date; and
(iv) at any time after the fourth anniversary of the VESTING DATE, as to an additional             % of the SARs subject to the AWARD, provided that the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date.
Subject to the other provisions of this AGREEMENT, including Section 5, if the AWARD becomes vested and exercisable as to certain SARs, it shall remain exercisable as to those SARs until the date of expiration of the AWARD term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this AGREEMENT), accelerate the vesting and exercisability of the AWARD.

The grant of the AWARD shall not confer upon the PARTICIPANT any right to continue in the employment of the COMPANY or any of its subsidiaries or interfere with or limit in any way the right of the COMPANY or any of its subsidiaries to modify the terms of or terminate the employment of the PARTICIPANT at any time in accordance with applicable law and the COMPANY's or the subsidiary's governing corporate documents.
(C) AWARD Term. The AWARD shall in no event be exercisable after the expiration of ten years from the GRANT DATE and shall expire on such date.
(D) Method of Exercise. The AWARD may be exercised by giving written or electronic notice of exercise to the COMMITTEE, in care of the Human Resources Department of the COMPANY, or such third-party administrator as the Human Resources Department may from time to time designate, stating the number of SARs subject to the AWARD in respect of which the AWARD is being exercised. After proper notice has been made, and subject to Section 2(E) below, the COMPANY shall take all such actions as are necessary to deliver an appropriate certificate or other evidence of ownership representing the SHARES due upon the exercise of the AWARD as promptly thereafter as is reasonably practicable.
(E) Tax Withholding. The COMPANY shall have the right to require the PARTICIPANT to remit to the COMPANY an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements in respect of the exercise of the AWARD. Unless the PARTICIPANT is notified otherwise, the COMPANY will withhold SHARES otherwise issuable upon exercise of the AWARD having FAIR MARKET VALUE on the exercise date equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws). Pursuant to the PLAN, the COMPANY reserves the right to notify the PARTICPANT prior to exercise of the AWARD, that in lieu of the foregoing, the COMPANY may require that the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws) be settled in cash, through the sale, on the PARTICIPANT's behalf on the open market, of a number of SHARES required to cover such amount or, at the PARTICIPANT's option, through a direct cash payment to the COMPANY to cover such amount.
3. Change of Control. Unless the BOARD or COMMITTEE provides otherwise prior to a “Change of Control” (as such term is defined in the PLAN), upon a Change of Control, Section 9 of the PLAN shall govern the treatment of the AWARD.
4. Non-Transferability of AWARD. The AWARD may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise) by the PARTICIPANT, except as provided by will or by the applicable laws of descent and distribution, and the AWARD shall not be subject to execution, attachment or similar process.
5. Exercise After Termination of Employment.
(A) Except as the COMMITTEE may at any time provide, if the employment of the PARTICIPANT with the COMPANY and its subsidiaries is terminated for any reason other than death or “total disability” (as defined below), the AWARD may be exercised (to the extent that the PARTICIPANT was entitled to do so on the date of the termination of the PARTICIPANT's employment) at any time within three months after such termination of employment, subject to the provisions of Section 2(C) of this AGREEMENT, and shall then expire. To the extent the PARTICIPANT was not entitled to exercise the AWARD on the date of termination of the PARTICIPANT's employment, such portion of the AWARD shall expire on the date of such termination.
(B) If the PARTICIPANT becomes totally disabled, the AWARD shall become immediately vested and exercisable in full, and the AWARD may be exercised at any time during the first twelve (12) months that the PARTICIPANT receives benefits under the Abercrombie & Fitch Co. Long-Term Disability Program, or any successor program, subject to the provisions of Section 2(C) of this AGREEMENT, and shall then expire.

(C) If the PARTICIPANT dies while employed by the COMPANY or one of its subsidiaries, the AWARD shall become immediately vested and exercisable in full by the PARTICIPANT's estate or by the person who acquires the right to exercise the AWARD upon the PARTICIPANT's death by bequest or inheritance. The AWARD may be exercised at any time within one year after the date of the PARTICIPANT's death, or such other period as the COMMITTEE may at any time provide, subject to the provisions of Section 2(C) of this AGREEMENT, and shall then expire.
(D) For purposes of this AGREEMENT, “total disability” shall have the definition set forth in the Abercrombie & Fitch Co. Long-Term Disability Program, which definition is incorporated herein by reference.
6. Forfeiture of AWARD.
(A) The AWARD shall be subject to the following additional forfeiture conditions, to which the PARTICIPANT, by accepting the AWARD, agrees. If any of the events specified in Section 6(B)(i), (ii), (iii) or (iv) occurs (a “FORFEITURE EVENT”), the following forfeiture will result:
(i) The unexercised portion of the AWARD held by the PARTICIPANT, whether or not vested, will be immediately forfeited and canceled upon the occurrence of the FORFEITURE EVENT; and
(ii) The PARTICIPANT will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of “AWARD GAIN” (as defined below) realized by the PARTICIPANT upon each exercise of the AWARD that occurred on or after (I) the date that is ______ months prior to the occurrence of the FORFEITURE EVENT, if the FORFEITURE EVENT occurred while the PARTICIPANT was employed by the COMPANY or a subsidiary or affiliate, or (II) the date that is ______ months prior to the date the PARTICIPANT's employment by the COMPANY or a subsidiary or affiliate terminated, if the FORFEITURE EVENT occurred after the PARTICIPANT ceased to be so employed. For purposes of this Section, the term “AWARD GAIN” shall mean, in respect of a given AWARD exercise, the product of (x) the FAIR MARKET VALUE per SHARE of the COMPANY at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the BASE PRICE times (y) the number of SARs as to which the AWARD was exercised at that date.
(B) The forfeitures specified in Section 6(A) will be triggered upon the occurrence of any one of the following FORFEITURE EVENTS at any time during PARTICIPANT's employment by the COMPANY or a subsidiary or affiliate, or during the ______ month period following termination of such employment:
(i) PARTICIPANT, acting alone or with others, directly or indirectly, (I) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless PARTICIPANT's interest is insubstantial, in any business in an area or region in which the COMPANY conducts business at the date the event occurs, which is directly in competition with a business then conducted by the COMPANY or a subsidiary or affiliate; (II) induces any customer or supplier of the COMPANY or a subsidiary or affiliate, with which the COMPANY or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the COMPANY or any subsidiary or affiliate; or (III) induces, or attempts to influence, any employee of or service provider to the COMPANY or a subsidiary or affiliate to terminate such employment or service. The COMMITTEE shall, in its discretion, determine which lines of business the COMPANY conducts on any particular date and which third parties may reasonably be deemed to be in competition with the COMPANY. For purposes of this Section 6(B)(i), PARTICIPANT's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and PARTICIPANT's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the COMMITTEE in its discretion, of less than five percent of the outstanding equity of the entity;

(ii) PARTICIPANT discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the COMPANY or any subsidiary or affiliate, any confidential or proprietary information of the COMPANY or any subsidiary or affiliate, including but not limited to information regarding the COMPANY's current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain (other than by PARTICIPANT's breach of this provision), except as required by law or pursuant to legal process, or PARTICIPANT makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the COMPANY or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process;
(iii) PARTICIPANT fails to cooperate with the COMPANY or any subsidiary or affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the COMPANY or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the COMPANY or any subsidiary or affiliate in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the COMPANY or such subsidiary or affiliate, as reasonably requested; or
(iv) PARTICIPANT, during the period he or she is employed by the COMPANY and for _____ months thereafter (the “NON-SOLICITATION PERIOD”), alone or in conjunction with another party, (I) interferes with or harms, or attempts to interfere with or harm, the relationship of the COMPANY with any person who at any time was a customer or supplier of the COMPANY or otherwise had a business relationship with the COMPANY; (II) hires, solicits for hire, aids in or facilitates the hire, or causes to be hired, either as an employee, contractor or consultant, any person who is currently employed, or was employed at any time during the six (6) month period prior thereto, as an employee, contractor or consultant of the COMPANY.
(C) Despite the conditions set forth in this Section 6, a PARTICIPANT is not hereby prohibited from engaging in any activity set forth in Section 6(B)(i), including but not limited to competition with the COMPANY and its subsidiaries and affiliates. Rather, the non-occurrence of the FORFEITURE EVENTS set forth in Section 6(B) is a condition to the PARTICIPANT's right to realize and retain value from the AWARD, and the consequence under the PLAN and this AGREEMENT if the PARTICIPANT engages in an activity giving rise to any such FORFEITURE EVENTS are the forfeitures specified therein and as otherwise provided in this AGREEMENT. The COMPANY and PARTICIPANT shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 6(A) and 6(B).
(D) The COMMITTEE may, in its discretion, waive in whole or in part the COMPANY's right to forfeiture under this Section 6, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the COMPANY.
(E)    In addition to the above, PARTICIPANT agrees that any of the conduct described in Section 6(B)(ii) and (iv) would result in irreparable injury and damage to the COMPANY for which the COMPANY would have no adequate remedy at law. PARTICIPANT agrees that in the event of such occurrence or any threat thereof, the COMPANY shall be entitled to an immediate injunction and restraining order to prevent such conduct and threatened conduct and/or continued conduct by PARTICIPANT and/or any and all persons and/or entities acting for and/or with PARTICIPANT, and without having to prove damages and to all costs and expenses incurred by the COMPANY in seeking to enforce its rights under this AGREEMENT. These remedies are in addition to any other remedies to which the COMPANY may be entitled at law or in equity. PARTICIPANT agrees that the covenants of PARTICIPANT contained in Section 6(B) are reasonable.

7. Restrictions on Transfers of SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of SHARES upon any exercise of the AWARD until completion of any stock exchange listing or registration or other qualification of such SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the PARTICIPANT when exercising the AWARD to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the SHARES in compliance with applicable laws, rules and regulations. SHARES issued and delivered upon exercise of the AWARD shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable laws, rules and regulations.
8. Rights of the PARTICIPANT as a Stockholder. The PARTICIPANT shall have no rights as a stockholder of the COMPANY with respect to any SHARES of the COMPANY covered by the AWARD until the date of issuance to the PARTICIPANT of a certificate or other evidence of ownership representing such SHARES.
9. PLAN as Controlling; PARTICIPANT Acknowledgments. All terms and conditions of the PLAN applicable to the AWARD which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling. The PARTICIPANT acknowledges receipt of a copy of the PLAN and of the Prospectus related to the PLAN. The PARTICIPANT also acknowledges that all decisions, determinations and interpretations of the COMMITTEE in respect of the PLAN, this AGREEMENT and the AWARD shall be final, conclusive and binding on the PARTICIPANT, all other persons interested in the PLAN and stockholders.
10. Governing Law. To the extent not preempted by federal law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware, except with respect to provisions relating to the covenants set forth in Section 6 hereof, which shall be governed by the laws of Ohio.
11. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the PARTICIPANT enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.
12. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.
13. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.
14. Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.
15. Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the PARTICIPANT in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the

PARTICIPANT, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. Other than as set forth in Section 11(e) of the Plan, no change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.
16. Successors of the COMPANY. The obligations of the COMPANY under this AGREEMENT shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the COMPANY, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the COMPANY.

IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the PARTICIPANT has executed this AGREEMENT, in each case effective as of the GRANT DATE.

COMPANY:
ABERCROMBIE & FITCH CO.

By:__________________________
Its: _________________________
Title:_______________________

PARTICIPANT
_____________________________
Printed Name: _________________
Address:
_____________________________
_____________________________
_____________________________